UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

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☐ Preliminary Proxy Statement

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☐ Definitive Proxy Statement

☒ Definitive Additional Materials

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AMCOL INTERNATIONAL CORPORATION
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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*** Exercise Your Right to Vote ***
Important Notice Regarding the Availability of Proxy Materials for the
Shareholder Meeting to Be Held on May 10, 2012 AMCOL INTERNATIONAL CORPORATION
Meeting Information
Meeting Type:  Annual Meeting
Date: May 10, 2012                    Time: 11:00 AM CDT Location:   AMCOL International Corp 2870 Forbs Avenue Hoffman Estates, Illinois 60192
You are receiving this communication because you hold
shares in the above named company.
This is not a ballot. You cannot use this notice to vote
these shares. This communication presents only an
overview of the more complete proxy materials that are
available to you on the Internet. You may view the proxy
materials online at www.proxyvote.com or easily request a
paper copy (see reverse side).
We encourage you to access and review all of the important
information contained in the proxy materials before voting.
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1. Notice & Proxy Statement 2. Form 10-K
Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 26, 2012 to facilitate timely delivery. How To Vote Please Choose One of the Following Voting Methods Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.
Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow available and follow the instructions.
Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting items The Board of Directors recommends you vote FOR the following: 1. Election of Directors Nominees 1a Daniel P. Casey 1b Ryan F. McKendrick 1c Frederick J. Palensky 1d Dale E. Stahl The Board of Directors recommends you vote FOR proposals 2 and 3. The ratification of the Audit Committee’s appointment of Ernst & Young LLP to serve as our independent registered public accounting firm for the year ending December 31, 2012. 3 Advisory approval of AMCOL's executive compensation The Board of Directors does not have a recommendation for voting on the following proposal: 4 Any other business which properly comes before the annual meeting or at any adjournment or postponement thereof. 0000132653_3 R1.0.0.11699

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